SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.   20549


                            Form 8-K

       Current Report Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934



Date of Report (Date of earliest event reported)  September 19, 1997




                      PPG INDUSTRIES, INC.
     (Exact name of registrant as specified in its charter)




Pennsylvania                   1-1687              25-0730780
(State or other             (Commission        (I.R.S. Employer
jurisdiction                File Number)       Identification No.)
of incorporation)



One PPG Place, Pittsburgh, Pennsylvania                  15272
(Address of principal executive offices)               (Zipcode)



Registrant's telephone number, including area code  (412) 434-3131




                         Not Applicable
  (Former name or former address, if changed since last report)

Item 5.   Other Events

          On September 19, 1997, PPG Industries, Inc. issued the press release attached hereto as Exhibit 20, which is incorporated by reference herein.


Item 7.   Exhibit

          (20)  PPG Industries, Inc. press release dated September 19,
1997.



                               SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PPG INDUSTRIES, INC.
                                          (Registrant)



                                       /s/ W. H. Hernandez
                                       W. H. Hernandez
                                       Senior Vice President, Finance


Date:  September 22, 1997